Exhibit 99.1

Steve Madden Announces the Withdrawal of its Fiscal Year 2020 Revenue & Earnings Guidance

LONG ISLAND CITY, N.Y., March 18, 2020 – Steve Madden (Nasdaq: SHOO), a leading designer and marketer of fashion-forward footwear, accessories and apparel for women, men and children, today announced the withdrawal of its fiscal year 2020 revenue and earnings guidance as a result of the increasing uncertainty related to the potential impact of COVID-19 on the Company’s global business operations. Steve Madden is not providing updated guidance at this time.

About Steve Madden

Steve Madden designs, sources and markets fashion-forward footwear, accessories and apparel for women, men and children. In addition to marketing products under its own brands including Steve Madden®, Dolce Vita®, Betsey Johnson®, Blondo®, Report®, Brian Atwood®, Cejon®, GREATS®, BB Dakota®, Mad Love® and Big Buddha®, Steve Madden is a licensee of various brands, including Anne Klein®, Superga® and DKNY®. Steve Madden also designs and sources products under private label brand names for various retailers. Steve Madden’s wholesale distribution includes department stores, specialty stores, luxury retailers, national chains and mass merchants. Steve Madden also operates 227 retail stores (including eight Internet stores). Steve Madden licenses certain of its brands to third parties for the marketing and sale of certain products, including ready-to-wear, outerwear, eyewear, hosiery, jewelry, fragrance, luggage and bedding and bath products. For local store information and the latest Steve Madden booties, pumps, men’s and women’s boots, fashion sneakers, dress shoes, sandals and more, visit http://www.stevemadden.com.

Safe Harbor Statement Under the U.S. Private Securities Litigation Reform Act of 1995

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, among others, statements regarding revenue and earnings guidance, plans, strategies, objectives, expectations and intentions. Forward-looking statements can be identified by words such as: “may”, “will”, “expect”, “believe”, “should”, “anticipate”, “project”, “predict”, “plan”, “intend”, or “estimate”, and similar expressions or the negative of these expressions. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they represent the Company’s current beliefs, expectations and assumptions regarding anticipated events and trends affecting its business and industry based on information available as of the time such statements are made. Investors are cautioned that such forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which may be outside of the Company’s control. The Company’s actual results and financial condition may differ materially from those indicated in these forward-looking statements. As such, investors should not rely upon them. Important risk factors include:

•	the Company’s ability to accurately anticipate fashion trends and promptly respond to consumer demand;
•	the Company’s ability to compete effectively in a highly competitive market;
•	the Company’s ability to adapt its business model to rapid changes in the retail industry;
•	the Company’s dependence on the retention and hiring of key personnel;
•	the Company’s ability to successfully implement growth strategies and integrate acquired businesses;
•	the Company’s reliance on independent manufacturers to produce and deliver products in a timely manner, especially when faced with adversities such as work stoppages, transportation delays, public health emergencies, social unrest, changes in local economic conditions, and political upheavals as well as meet the Company’s quality standards;
•	changes in trade policies and tariffs imposed by the United States government and the governments of other nations in which the Company manufactures and sells products;
•	disruptions to product delivery systems and the Company’s ability to properly manage inventory;
•	the Company’s ability to adequately protect its trademarks and other intellectual property rights;
•	legal, regulatory, political and economic risks that may affect the Company’s sales in international markets;
•	changes in U.S. and foreign tax laws that could have an adverse effect on the Company’s financial results;
•	additional tax liabilities resulting from audits by various taxing authorities;
•	the Company’s ability to achieve operating results that are consistent with prior financial guidance; and
•	other risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission.

The Company does not undertake any obligation to publicly update any forward-looking statement, including, without limitation, any guidance regarding revenue or earnings, whether as a result of new information, future developments or otherwise.

Contact

Steven Madden, Ltd.

Director of Corporate Development & Investor Relations

Danielle McCoy

718-308-2611

InvestorRelations@stevemadden.com